UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 27, 2011

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2011, Ecolab Inc. (“Ecolab”) entered into a Note Purchase Agreement, dated as of October 27, 2011 (the “Note Purchase Agreement”), among Ecolab and the purchasers of Ecolab’s 3.69% Senior Unsecured Notes, Series A, due November 21, 2018 (the “Series A Notes”) and 4.32% Senior Unsecured Notes, Series B, due November 21, 2023 (the “Series B Notes” and collectively with the Series A Notes, the “Notes”).  The Note Purchase Agreement provides that on or around November 21, 2011 (the “Closing Date”), Ecolab will issue and sell, in a private placement exempt from registration under the Securities Act of 1933, as amended, $250,000,000 in the aggregate principal amount of Series A Notes and $250,000,000 in the aggregate principal amount of Series B Notes.  The Series A Notes will bear interest at the rate of 3.69% per annum, payable semi-annually, and will mature on November 21, 2018.  The Series B Notes will bear interest at the rate of 4.32% per annum, payable semi-annually, and will mature on November 21, 2023.  Ecolab may prepay the Notes, in whole or in part, in an amount not less than $5,000,000, at par, plus the Make-Whole Amount (as defined in the Note Purchase Agreement) determined for the prepayment date with respect to the principal amount so prepaid.  The Notes are senior obligations of Ecolab and rank equal in right of payment with all other senior indebtedness of Ecolab. The Notes shall be unconditionally guaranteed by subsidiaries of Ecolab in certain circumstances, as described in the Note Purchase Agreement.  Ecolab will use the proceeds from the sale of the Notes to partially fund Ecolab’s previously announced merger with Nalco Holding Company and for general corporate purposes.

The Note Purchase Agreement contains a financial covenant that requires Ecolab to maintain an interest expense coverage ratio.  The Note Purchase Agreement also contains customary conditions to closing, events of default and affirmative and negative covenants, including restrictions on liens and subsidiary indebtedness.

On October 27, 2011, Ecolab entered into a First Amendment (the “First Amendment”) to the Note Purchase Agreement, dated as of July 26, 2006 (the “2006 Note Purchase Agreement”) among Ecolab and certain purchasers of the 4.355% Series A Senior Notes due 2013 and the 4.585% Series B Senior Notes due 2016 (collectively, the “2006 Notes”).  The First Amendment provides that effective on the Closing Date, the 2006 Note Purchase Agreement shall be amended to, among other things, require that subsidiaries of Ecolab guaranty the obligations of Ecolab under the 2006 Note Purchase Agreement in certain circumstances and to amend certain of the indebtedness and lien covenants, as described in the First Amendment.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.  Other Information.

On October 28, 2011, the Company issued a press release announcing entry into the Note Purchase Agreement.  A copy of the Company’s press release is filed as Exhibit 99.1 hereto.

Cautionary Statements Regarding Forward-Looking Information

This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the issuance and sale of Notes by Ecolab and the anticipated use of proceeds to partially fund the proposed merger with Nalco Holding Company and other general corporate purposes. These statements are based on the current expectations of management of Ecolab and Nalco, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include (i) the risk that the stockholders of Nalco may not adopt the merger agreement, (ii) the risk that the stockholders of Ecolab may not approve the issuance of Ecolab common stock to Nalco stockholders in the merger, (iii) the risk that the companies may be unable to obtain regulatory approvals required for the merger, or that required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger, (iv) the risk that the conditions to the closing of the merger may not be satisfied, (v) the risk that a material adverse change, event or occurrence may affect Ecolab or Nalco prior to the closing of the merger and may delay the merger or cause the companies to abandon the merger, (vi) the risk that an unsolicited offer by another company to acquire shares or assets of Ecolab or Nalco could interfere with or prevent the merger, (vii) problems that may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, (viii) the possibility that the merger may involve unexpected costs, unexpected liabilities or unexpected delays, (ix) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect, (x) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the merger and (xi) the risk that disruptions from the transaction will harm relationships with customers, employees and suppliers.

Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Ecolab, Nalco and the combined company. For a further discussion of these and other risks and uncertainties applicable to the respective businesses of Ecolab and Nalco, see the Annual Reports on Form 10-K of Ecolab and Nalco for the fiscal year ended December 31, 2010 and the companies’ other public filings with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Ecolab has filed with the SEC in connection with the merger, which was declared effective by the SEC on October 28, 2011. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Ecolab nor Nalco undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information and Where to Find it

In connection with the proposed merger between Ecolab and Nalco, Ecolab filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Ecolab and Nalco that also constitutes a prospectus of Ecolab relating to the proposed transaction. The Registration Statement was declared effective by the SEC on October 28, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Ecolab, Nalco and the proposed merger. Investors and security holders can obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and joint proxy statement/prospectus can be obtained free of charge by accessing Ecolab’s website at www.ecolab.com by clicking on the “Investor” link and then clicking on the “SEC Filings” link or by writing Ecolab at 370 Wabasha Street North, Saint Paul, Minnesota, 55102, Attention: Corporate Secretary or by accessing Nalco’s website at www.nalco.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link or by writing Nalco at 1601 West Diehl Road, Naperville, Illinois 60563, Attention: Corporate Secretary. Security holders may also read and copy any reports, statements and other information filed by Ecolab or Nalco with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Ecolab, Nalco and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ecolab’s directors and executive officers is available in its proxy statement filed with the SEC by Ecolab on March 18, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Nalco’s directors and executive officers is available in its proxy statement filed with the SEC by Nalco on March 14, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and joint proxy statement/prospectus and other relevant materials filed by Ecolab and Nalco with the SEC.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

10.1	Note Purchase Agreement, dated October 27, 2011, by and among Ecolab Inc. and the Purchasers party thereto.

10.2	First Amendment to Note Purchase Agreement dated July 26, 2006, dated as of October 27, 2011, by and among Ecolab Inc. and the Noteholders party thereto.

99.1	Press release dated October 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: October 31, 2011	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

10.1	Note Purchase Agreement, dated October 26, 2011, by and among Ecolab Inc. and the Purchasers party thereto.	Filed herewith electronically.

10.2	First Amendment to Note Purchase Agreement dated July 26, 2006, dated as of October 26, 2011, by and among Ecolab Inc. and the Noteholders party thereto.	Filed herewith electronically.

99.1	Press release dated October 26, 2011.	Filed herewith electronically.